UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2013

GENIE ENERGY LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)  On July 29, 2013, Genie Energy Ltd. (the “Registrant”) notified Grant Thornton LLP (“GT”) that the Registrant was dismissing GT as its independent registered public accounting firm, effective immediately.  The Registrant’s Audit Committee of the Board of Directors approved the dismissal of GT as the Registrant’s independent registered public accounting firm.

GT’s report on the Registrant’s consolidated financial statements as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and for the five-month transition period ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for referring to the work of other auditors, for the audits of the financial statements of American Shale Oil, LLC, (an entity in which the Registrant owns an interest and with respect to which the Registrant employs an equity method) as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and for the five-month transition period ended December 31, 2011.

During the year ended December 31, 2012, the five-month transition period ended December 31, 2011, and the subsequent interim period through July 29, 2013, there were no disagreements  between the Registrant and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused GT to make reference to the subject matter of the disagreements in connection with its report on the Registrant’s financial statements for such periods.

During the year ended December 31, 2012, the five-month transition period ended December 31, 2011, and the subsequent interim period through July 29, 2013, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant provided GT with a copy of the above disclosures and requested that GT furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree.  To date, due to a dispute as to amounts billed by GT to the Registrant, GT has declined to provide the Registrant with the requested letter.  This amendment amends and supplements the Form 8-K on the foregoing subject previously filed by the Registrant on July 31, 2013.

(b)  On July 29, 2013, the Registrant appointed BDO USA, LLP (“BDO”) to serve as the Registrant’s independent registered public accounting firm for the remainder of 2013 and to issue a report on the audit of the Registrant’s 2013 financial statements.  The decision to engage BDO was approved by the Registrant’s Audit Committee of the Board of Directors and was made after a competitive bidding process and evaluation. During the Registrant’s two most recent fiscal years and the subsequent interim period through July 29, 2013, the Registrant did not consult BDO with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genie Energy Ltd.

	By:	/s/ Claude Pupkin
Name: Claude Pupkin
Title: Chief Executive Officer

Dated: August 13, 2013

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